UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2020

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure.

As previously reported, in connection with the acquisition of Felix Investments Holdings II, LLC (the “Acquisition”), WPX Energy, Inc. (the “Company”) and the members of its Board of Directors were named as defendants in a putative class action filed in the Delaware Court of Chancery (the “Court”), captioned Hudson v. Muncrief, et al., C.A. No. 2020-0095-JRS. On March 3, 2020, the Court approved the dismissal of the Hudson action as moot following the Company’s filing of certain supplemental disclosures concerning the Acquisition on a Form 8-K filed with the SEC on February 28, 2020. The Court retained jurisdiction to consider any application for attorneys’ fees and expenses submitted by the Hudson action plaintiff or her counsel (the “Fee Request”).

On September 28, 2020, the Court granted a Stipulation and Order Regarding Mootness Fee Request, Notice, and Dismissal (the “Order”) in the Hudson Action to resolve the Fee Request. The Order requires that the Company give notice of the Order to its stockholders by filing a copy of the Order as an exhibit to this Current Report on Form 8-K. The Order is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Stipulation and Order Regarding Mootness Fee Request, Notice, and Dismissal dated September 28, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

	By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Corporate Secretary

October 5, 2020

Exhibit Index

(d)	Exhibits

Exhibit No.	Description
99.1	Stipulation and Order Regarding Mootness Fee Request, Notice, and Dismissal dated September 28, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)